Money Market Obligations Trust
Federated California Municipal Cash Trust
WEALTH SHARES (TICKER CAIXX)
Federated New York Municipal Cash Trust
WEALTH SHARES (TICKER NISXX)

SUPPLEMENT TO Current SUMMARY PROSPECTUSES
1. Under the Prospectus Summary section “What are the Main Risks of Investing in the Fund?,” replace the first two paragraphs with the following:
“On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. Under these amendments, on October 14, 2016, money market funds that are designated as “retail” money market funds are permitted to continue to use amortized cost to value their portfolio securities and to transact at a stable $1.00 net asset value. As a retail money market fund, the Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. In addition, the Fund has adopted policies and procedures to impose liquidity fees on redemptions and/or temporary redemption gates in the event that the Fund's weekly liquid assets were to fall below a designated threshold, if the Fund's Board determines that such liquidity fees or redemption gates are in the best interest of the Fund.
The Fund expects to operate as a retail money market fund beginning on or about October 1, 2016. Effective August 1, 2016, the Fund will not accept new accounts that are not Eligible Accounts as defined below.”
2. Under the Prospectus Summary section “Purchase and Sale of Fund Shares,” replace the final paragraph with the following:
“The Fund expects to operate as a retail money market fund beginning on or about October 1, 2016. At such time, only accounts beneficially owned by natural persons (“Eligible Accounts”) may be invested in the Fund. Accounts that are not Eligible Accounts must redeem their investment in the Fund before October 1, 2016. Pursuant to relief granted by the SEC, the Fund hereby notifies investors that it may redeem accounts that are not Eligible Accounts beginning on or about October 1, 2016. Effective August 1, 2016, the Fund will not accept any new accounts that are not Eligible Accounts. Neither the Fund nor the Adviser will be responsible for any loss of income in an investor's account or tax liability resulting from an involuntary redemption.”
June 27, 2016

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453177 (6/16)
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